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EXHIBIT 10.11

FORM OF STOCK OPTION AGREEMENT (EXECUTIVE OFFICER GRANTS) FOR REGISTRANT'S 2002 STOCK OPTION PLAN


                             STOCK OPTION AGREEMENT

      THIS STOCK OPTION AGREEMENT (this "Agreement") is entered into, effective as of ___________ (the "Grant Date"), by REDHOOK ALE BREWERY, INCORPORATED, a Washington corporation (the "Company"), and ______________________ (the "Holder").
                                 R E C I T A L S

      A. The Company has adopted the Redhook Ale Brewery Incorporated 2002 Stock Option Plan (the "Plan"). Capitalized terms that are used but not defined in this Agreement will have the meanings given those terms in the Plan.

      B. The Committee has designated the Holder to receive an option under the Plan.

      NOW, THEREFORE, the Company and the Holder agree as follows:

      1. GRANT OF THE OPTION. The Company grants to the Holder an Incentive Stock Option (the "Option") to acquire from the Company ____ shares of Common Stock (the "Shares") at the price of $_______ per share (the "Purchase Price"). The Option is subject to all of the provisions of the Plan and this Agreement.

      2. TERM OF THE OPTION. Unless earlier terminated pursuant to the Plan, the Option will terminate on the earliest to occur of the following: (a) the expiration of three (3) months following the date of termination of the Holder's Service for any reason other than death, Disability or Cause; (b) the expiration of six (6) months following the date of termination of the Holder's Service by reason of death or Disability; (c) the date of termination of the Holder's Service for Cause; and (d) the tenth anniversary of the Grant Date.

      3. EXERCISABILITY. Except as specified below, the Option will become exercisable (a) as to twenty percent (20%) of the Shares on the first anniversary of the Grant Date, and (b) as to an additional twenty percent (20%) of the Shares on each succeeding anniversary of the Grant Date. However, if the Holder's Service terminates for any reason other than death or Disability, the Option will not become further exercisable following such termination. If the Holder's Service terminates by reason of death or Disability, the Option will immediately become exercisable in full. Except as provided in Section 7.2(c) of the Plan, after the Holder's Service terminates for any reason, the Option will be exercisable only for the Shares for which it was exercisable on the date of termination.

      4. EXERCISE OF THE OPTION. In order to exercise the Option, the Holder must do the following:

            (a) deliver to the Company a written notice, in substantially the form of the attached Exhibit A, specifying the number of Shares for which the Option is being exercised;

            (b) tender payment to the Company of the aggregate Purchase Price for the Shares for which the Option is being exercised, which amount may be paid
--

                  (i) by check;

                  (ii) if approved by the Committee, in its sole discretion, at the time of exercise, by delivery of a promissory note upon such terms and conditions as the Committee, in its sole discretion, determines;

                  (iii) by delivery to the Company of shares of Common Stock that (A) have a Fair Market Value, as of the date of exercise, equal to the aggregate Purchase Price payable, and (B) have been held by the Holder for at least year one (1) year prior to the date of exercise; or

                  (iv) by such other means as the Committee, in its sole discretion, may permit at the time of exercise;


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            (d) pay, or make arrangements satisfactory to the Committee for payment to the Company of, all taxes, if any, required to be withheld by the Company in connection with the exercise of the Option; and

            (e) execute and deliver to the Company any other documents required from time to time by the Committee in order to promote compliance with applicable laws, rules and regulations.

      5. ACCEPTANCE OF OPTION; FURTHER ASSURANCES. By executing this Agreement, the Holder accepts the Option, acknowledges receipt of a copy of the Plan, and agrees to comply with and be bound by all of the provisions of the Plan and this Agreement. The Holder agrees to from time to time execute such additional documents as the Company may reasonably require in order to effectuate the purposes of the Plan and this Agreement.

      6. ENTIRE AGREEMENT; AMENDMENTS; BINDING EFFECT. This Agreement, together with the Plan, constitutes the entire agreement and understanding between the Company and the Holder regarding the subject matter hereof. Except as permitted by the Plan, no amendment of the Option or this Agreement, or waiver of any provision of this Agreement or the Plan, shall be valid unless in writing and duly executed by the Company and the Holder. The failure of any party to enforce any of that party's rights against the other party for breach of any of the terms of this Agreement or the Plan shall not be construed as a waiver of such rights as to any continued or subsequent breach. This Agreement shall be binding upon the Holder and his or her heirs, successors and assigns.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

"Company"                                 REDHOOK ALE BREWERY,
                                            INCORPORATED


                                            By _________________________________


"Holder"                                  ______________________________________
                                          [NAME OF HOLDER]


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                           FORM OF EXERCISE OF OPTION


To:   REDHOOK ALE BREWERY, INCORPORATED
        14300 N.E. 145th Street
        Woodinville, Washington  98072

      The undersigned holds Option No. SOP02-___ (the "Option"), represented by a Stock Option Agreement dated effective as of __________, (the "Agreement"), granted to the undersigned pursuant to the Redhook Ale Brewery Incorporated 2002 Stock Option Plan (the "Plan"). The undersigned hereby exercises the Option and elects to purchase _______________ shares of Common Stock of Redhook Ale Brewery, Incorporated (the "Shares") pursuant to the Option. This notice is accompanied by full payment of the Purchase Price for the Shares by check or in another manner permitted by Section 4(b) of the Agreement. The undersigned has also paid, or make arrangements satisfactory to the Committee for payment of, all taxes, if any, required to be withheld by the Company in connection with the exercise of the Option.

      Date:  ____________________, 20__


                                          ______________________________________
                                          Signature of Holder


                                    EXHIBIT A